NUMBER 2408

PAR VALUE $0.0001

SHARES

SCORPION PERFORMANCE, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

COMMON STOCK

CUSIP U8068F 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is the owner of

Fully Paid and Non-Assessable Shares of Common Stock, of Scorpion Performance, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Road
Tamarac, FL 33321
Transfer agent

Dated:

President

SCORPION PERFORMANCE, Inc.
CORPORATE
SEAL
FLORIDA

Secretary

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	..........Custodian.......... (Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		Act .... (State)

Additional abbreviations may also be used though not in the above list.

For value received, ... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

....

....

Please print or typewrite name and address including postal zip code of assignee

....

....

....

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

....

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ...

....

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

IMPORTANT: The signatures(s) on the certificate must be **guaranteed** (not notarized) by a representative of a financial institution or a registered securities dealer having membership in the Medallion signature program. A notarized signature is not an acceptable substitute for a guaranteed signature.